UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois		60085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officer

On November 21, 2005, WMS Industries Inc. (the "Company") appointed John McNicholas, Jr. as Chief Accounting Officer. Mr. McNicholas is 52 years of age. Mr. McNicholas has served in the role of Executive Director of Finance with the Company since September 22, 2003. Mr. McNicholas was Vice President of Finance, Treasurer and Chief Financial Officer of Forefront Education, Inc. from 1999 to 2002. Prior to 1999, Mr. McNicholas held positions as Controller and Chief Accounting Officer with Information Resources, Inc. and Itel Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.
Date: November 23, 2005	/s/ Kathleen J. McJohn
Kathleen J. McJohn
Vice President, General Counsel and Secretary